                  PRO FORMA UNAUDITED FINANCIAL STATEMENTS
                  AS OF DECEMBER 31, 1997
                  TOGETHER WITH AUDITORS' REPORT

                      PRO FORMA FINANCIAL INFORMATION

The following pro forma unaudited statements assume (i) the effects of the Agreement and Plan of Reorganization (the Reorganization) between U.S. Medical Systems, Inc. (the Company), and Sharps Compliance, Inc. (Sharps), (ii) the effect of the proposal to amend the Company's Certificate of Incorporation to effect a 1-for-5.032715 reverse stock split of the Company's common stock and
(iii) the effect of a private placement of 2,000,000 shares of Sharps common stock (the Offering), resulting in an estimated net proceeds of $3,964,000, which was used to retire indebtedness of Sharps to a stockholder in the amount of $400,000 plus accrued interest, support the sales and marketing program of Sharps and for other working capital purposes. The pro forma unaudited balance sheet assumes that the above-described transactions occurred on December 31, 1997, and the pro forma unaudited statements of income for the year ended December 31, 1997, assumes that the above-described transactions occurred on January 1, 1997.


The pro forma unaudited income statements for the 12-month period ended December 31, 1997, reflect the audited income statement of Sharps for the year ended December 31, 1997, and the unaudited income statement of the Company for the 12-month period ended December 31, 1997, on a historical basis.

The pro forma financial information is a presentation of historical results with accounting and other adjustments. The pro forma financial information does not reflect the effects of any of the anticipated changes to be made as a result of the Reorganization in the Company's operations from the historical operations.

THE PRO FORMA STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE COMPANY'S FINANCIAL POSITION OR RESULTS OF OPERATIONS HAD THE TRANSACTIONS BEEN CONSUMMATED ON THE DATES ASSUMED AND DO NOT PROJECT THE COMPANY'S RESULTS OF OPERATIONS FOR ANY FUTURE PERIOD.

The following pro forma unaudited statements and accompanying notes should be read in conjunction with the financial statements and the financial information pertaining to the Company and Sharps included elsewhere in this Proxy Statement.

                         PRO FORMA UNAUDITED BALANCE SHEET

                              AS OF DECEMBER 31, 1997


                                                                           Sharps                          Offering
                                                      U.S. Medical       Compliance,                      Pro Forma
                                                     Systems, Inc.           Inc.         Combined      Adjustments(1)
                                                     -------------      ------------    ------------    --------------
                     ASSETS                           (Unaudited)
CURRENT ASSETS:
   Cash                                              $     206,000       $   67,000     $    273,000     $ 3,425,000(A)
   Accounts receivable                                      31,000          112,000          143,000          -
   Inventory                                                22,000           40,000           62,000          -
   Other current assets                                     87,000            3,000           90,000          -
                                                     -------------       ----------     ------------     -----------
     Total current assets                                  346,000          222,000          568,000       3,425,000


PROPERTY AND EQUIPMENT, net                                 11,000           39,000           50,000          -

                                                            -               458,000          458,000          -
                                                     -------------       ----------     ------------     -----------
     Total assets                                    $     357,000       $  719,000     $  1,076,000     $ 3,425,000
                                                     -------------       ----------     ------------     -----------
                                                     -------------       ----------     ------------     -----------

      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                  $      38,000       $   69,000     $    107,000     $    (4,000)(B)
   Accrued liabilities and disposal cost                    14,000          442,000          456,000          -
   Current maturities of long-term debt                     50,000            5,000           55,000          -
   Note payable to stockholder                              -               400,000          400,000        (400,000)(B)
                                                     -------------       ----------     ------------     -----------
     Total current liabilities                             102,000          916,000        1,018,000        (404,000)

LONG-TERM DEBT, net of current maturities                   -                23,000           23,000          -
                                                     -------------       ----------     ------------     -----------
     Total liabilities                                     102,000          939,000        1,041,000        (404,000)
                                                     -------------       ----------     ------------     -----------
STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock                                             29,000           50,000           79,000          20,000(C)
   Additional paid-in capital                            7,039,000           99,000        7,138,000       3,809,000(C)
   Accumulated deficit                                  (6,813,000)        (369,000)      (7,182,000)         -
                                                     -------------       ----------     ------------     -----------
     Total stockholders' equity (deficit)                  255,000         (220,000)         (35,000)      3,829,000
                                                     -------------       ----------     ------------     -----------
     Total liabilities and stockholders' deficit     $     357,000       $  719,000     $  1,076,000     $ 3,425,000
                                                     -------------       ----------     ------------     -----------
                                                     -------------       ----------     ------------     -----------
                                                                        Reorganization
                                                       Subtotal           Pro Forma           Total
                                                       Pro Forma        Adjustments(2)      Pro Forma
                                                     -------------      --------------     -----------
                     ASSETS
CURRENT ASSETS:
   Cash                                              $   3,698,000       $     -           $ 3,698,000
   Accounts receivable                                     143,000             -               143,000
   Inventory                                                62,000             -                62,000
   Other current assets                                     90,000             -                90,000
                                                     -------------       ------------      -----------
     Total current assets                                3,993,000             -             3,993,000

PROPERTY AND EQUIPMENT, net                                 50,000             -                50,000

OTHER ASSETS:
   Notes receivable from stockholder                       458,000             -               458,000
                                                     -------------       ------------      -----------
     Total assets                                    $   4,501,000       $     -           $ 4,501,000
                                                     -------------       ------------      -----------
                                                     -------------       ------------      -----------

      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                  $     103,000       $     -           $   103,000
   Accrued liabilities and disposal cost                   456,000             -               456,000
   Current maturities of long-term debt                     55,000             -                55,000
   Note payable to stockholder                              -                  -                -
                                                     -------------       ------------      -----------
     Total current liabilities                             614,000             -               614,000

LONG-TERM DEBT, net of current maturities                   23,000             -                23,000
                                                     -------------       ------------      -----------
     Total liabilities                                     637,000             -               637,000
                                                     -------------       ------------      -----------
STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock                                             99,000            (23,000)          76,000
   Additional paid-in capital                           10,947,000         (6,790,000)       4,157,000
   Accumulated deficit                                  (7,182,000)         6,813,000         (369,000)
                                                     -------------       ------------      -----------
     Total stockholders' equity (deficit)                3,864,000             -             3,864,000
                                                     -------------       ------------      -----------
     Total liabilities and stockholders' deficit     $   4,501,000       $     -           $ 4,501,000
                                                     -------------       ------------      -----------
                                                     -------------       ------------      -----------

   See the accompanying notes to pro forma unaudited financial statements.

                   PRO FORMA UNAUDITED STATEMENT OF OPERATIONS

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                       Sharps                             Offering
                                   U.S. Medical      Compliance,                          Pro Forma
                                  Systems, Inc.          Inc.            Combined       Adjustments(1)        Pro Forma
                                  -------------     -------------      -------------    --------------      -------------
                                   (Unaudited)
REVENUES:
   Sales, net                        $  500,000        $  830,000        $ 1,330,000        $ -               $ 1,330,000
   Consulting services                   -                  4,000              4,000          -                     4,000
                                  -------------     -------------      -------------    ------------        -------------

      Total revenues                    500,000           834,000          1,334,000          -                 1,334,000

COSTS AND EXPENSES:
   Cost of revenues                     202,000           625,000            827,000          -                   827,000
   Selling, general and
     administrative expenses            282,000           492,000            774,000          -                   774,000
   Depreciation and amortization
                                         95,000             8,000            103,000          -                   103,000
                                  -------------     -------------      -------------    ------------        -------------

      Operating loss                    (79,000)         (291,000)          (370,000)         -                  (370,000)

INTEREST AND OTHER INCOME
 (EXPENSE), net                           3,000            (4,000)            (1,000)          4,000(D)             3,000
                                  -------------     -------------      -------------    ------------        -------------

      Net loss                       $  (76,000)       $ (295,000)       $  (377,000)       $  4,000          $  (367,000)
                                  -------------     -------------      -------------    ------------        -------------
                                  -------------     -------------      -------------    ------------        -------------

PROFORMA NET LOSS PER SHARE
                                     $     (.13)       $     (.04)                                            $      (.05)
                                  -------------     -------------                                           -------------
                                  -------------     -------------                                           -------------

PROFORMA WEIGHTED AVERAGE
   NUMBER OF SHARES OUTSTANDING

                                        571,023(E)      7,000,000(F)                                            7,571,023(E)(F)
                                  -------------     -------------                                           -------------
                                  -------------     -------------                                           -------------


    See the accompanying notes to pro forma unaudited financial statements.

                NOTES TO PRO FORMA UNAUDITED FINANCIAL STATEMENTS


The following notes identify the pro forma adjustments made to the historical amounts in the pro forma unaudited financial statements.

1. Pro forma adjustments related to the issuance of 2,000,000 shares of Sharps common stock for $3,829,000 in net proceeds, and the use of proceeds to retire Sharps indebtedness to a Sharps stockholder in the amount of $400,000 plus interest payable of approximately $4,000, to support the sales and marketing program of Sharps and for other working capital purposes.

     A. Represents the remaining net proceeds of the Offering assumed to be used for working capital purposes.

     B. Represents the retirement of the note payable to a Sharps stockholder with the net proceeds of the Offering.

     C.  Represents the net proceeds of the Offering.

     D. Represents the reduction interest expense related to the $400,000 stockholder note payable of Sharps assumed to be retired by the net proceeds of the Offering.

2. Pro forma adjustments related to the Reorganization, the effect of the proposal to amend the Company's Certificate of Incorporation to effect a stock split of the Company's common stock outstanding as of December 31, 1997.

     E. Represents the effect of the one-for-5.032715 stock split of the Company's outstanding common stock subject to stockholder approval.

     F. Reflects the issuance of 1,000,000 shares of convertible preferred stock to Sharps in exchange for all the outstanding common stock of Sharps, and the conversion of the convertible preferred stock into seven shares of the Company's common stock for each share of convertible preferred stock as if it occurred on January 1, 1997.